UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 1, 2004

Plexus Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-14824	39-1344447
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Jewelers Park Drive, Neenah, WI		54957-0156
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	920-722-3451

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a), (b), (c) Not applicable.

(d) Plexus Corp. previously reported that, effective September 1, 2004, the Board of Directors of Plexus appointed Ralf Böer as a new member of the Board. The press release announcing that appointment was attached as Exhibit 99.1 to the original filing and is incorporated herein by reference.

On September 17, 2004, Mr. Böer was selected to be a member of the Board’s Compensation and Leadership Development Committee as his initial committee assignment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plexus Corp. (Registrant)

September 17, 2004	By:	Joseph D. Kaufman

Name: Joseph D. Kaufman
Title: Senior Vice President, Chief Legal Officer and Secretary